                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT
                                          Pursuant to Section 13 OR 15(d) of the
                                              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 6, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                                10 Oceana Way, Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective  February  6, 2007,  Paul  Bogonis  is no longer  employed  by Elcom as Vice  President  of Finance  and
Controller.  The Company is in discussions with Mr. Bogonis related to final severance arrangements.

         Effective February 6, 2007, John E. Halnen,  the President and Chief Executive Officer of the Company,  will serve as the Company's  principal  financial officer and principal  accounting officer on an interim basis until such time as the
Company  appoints a new officer to serve in those  positions.  Although he does not have a specific  financial  background,
Mr.  Halnen has served as the Chief  Executive  Officer of the Company  since  December  2005,  as President of the Company since November 2000 and as a Director of the Company since June 2003.  Also,  Mr. Halnen served as the Company's  principal financial  officer and principal  accounting  officer  during the period of July 21, 2006 to October 2, 2006,  prior to the hiring of Mr. Bogonis.  A description of Mr. Halnen's  biographical  information,  relationships  and transactions with the
Company and employment  arrangements with the Company is contained in the Company's  Definitive Proxy Statement on Schedule
14A filed with the Securities and Exchange Commission on June 20, 2006 and is incorporated herein by reference.

                                                       SIGNATURES

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   February 9, 2006
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                                                                       By:   /s/ John E. Halnen
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                                                                       John E. Halnen
                                                                       President and Chief Executive Officer